SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   September 16, 2010

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 16, 2010, Primoris Services Corporation issued a press release which discusses the adoption of a Rule 10b5-1 trading plan to repurchase common stock warrants and noted that the warrants expire at 5:00 PM EDT on Saturday, October 2, 2010.  The Company also announced that it requested NASDAQ to suspend trading in its publicly traded Warrants (ticker symbol “PRIMW” and units (ticker symbol “PRIMU”) after the market closes on Tuesday, September 28, 2010 in order to allow three trading days for clearing any trades prior to the warrant expiration date.  Each unit consists of one share of common stock and one warrant.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits .

Exh. No.	Description

99.1	Press release dated September 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: September 16, 2010	By:	/s/ Peter J. Moerbeek

		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Exh. No.	Description

99.1	Press release dated September 16, 2010.